Note 8 - Earnings Per Share	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Earnings Per Share [Text Block]

8. Earnings Per Share

Basic and diluted earnings per common share is computed as follows:

	For the six months ended June 30,
	2021	2022
Income:
Net income	3,082,679	21,112,528
Dividends to Series B Preferred shares	(570,925)	-
Preferred deemed dividend	(120,000)	-
Net income attributable to common shareholders	2,391,754	21,112,528
Weighted average common shares – outstanding, basic	2,322,588	2,872,966
Basic earnings per share	1.03	7.35

Effect of dilutive securities:
Dilutive effect of unvested shares	42,291	38,771
Weighted average common shares – outstanding, diluted	2,364,879	2,911,737
Diluted earnings per share	1.01	7.25

The Company excluded the effect of its Series B preferred shares on June 30, 2021, as they were anti-dilutive.